AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
VARIABLE ACCOUNT B
GEMSTONE LIFESM VUL
FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT II
GEMSTONE LIFESM VUL
FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

SUPPLEMENT DATED JANUARY 25, 2010
TO POLICY PROSPECTUSES,
AS SUPPLEMENTED

          American International Life Assurance Company of New York and AIG Life Insurance Company (hereinafter referred to individually as the "Company") are amending their respective Gemstone LifeSM VUL variable universal life insurance Policy prospectuses for the purpose of providing you with information regarding the liquidation of the Templeton Global Asset Allocation Fund (the "Fund"), a series of the Franklin Templeton Variable Insurance Products Trust (the "Trust").  The Fund is one of the variable investment options available in your Policy.

          The Board of Trustees (the "Board") of the Trust approved the liquidation of the Fund on July 9, 2009.  The liquidation is expected to be effective on or after April 23, 2010 (the "Liquidation Date").  The Board approved the liquidation in the ordinary course of business after considering a number of factors including the Fund's significant decline in assets over the last decade as well as its limited future opportunities for asset growth.

          In connection with this anticipated liquidation of the Fund, the Company would be required to pay you all of your Policy account value you have invested in the Fund.  The rules of the federal Internal Revenue Code would treat this distribution to you as a surrender of the Policy account value. This surrender would be reportable to the Internal Revenue Service and may be taxable to you.  Therefore, in order to avoid the potential of current taxation, the Company will allocate the liquidation proceeds in the subaccount supported by the Fund on the Liquidation Date to the Fidelity VIP Money Market Portfolio - Initial Class (the "Fidelity VIP Money Market Portfolio"), a variable investment option available in your Policy.  In addition, existing instructions or instructions received on or after the Liquidation Date for new premium allocations, transfers, dollar cost averaging or automatic rebalancing into or out of the Fund, as applicable, will be automatically corrected to replace the Fund with the Fidelity VIP Money Market Portfolio.  You may, at any time thereafter, pursuant to the transfer provisions contained in your Policy, transfer the Policy account value out of the Fidelity VIP Money Market Portfolio to any other variable investment option available in your Policy.

          Please note that the Company must receive instructions from you to transfer your Policy account value out of the Fund prior to 3:00 p.m. Central Time ("CT") on the business day prior to the Liquidation Date if you do not wish to have the liquidation proceeds allocated to the Fidelity VIP Money Market Portfolio.  At any time before 3:00 p.m. CT on the business day prior to the Liquidation Date, you may transfer your Policy account value in the Fund to any of the other variable investment options offered in your Policy.  Please review your fund prospectuses for information about the other variable investment options.  For additional fund prospectus copies, please contact our Administrative Center at the telephone number shown below.

          If the Company receives any instruction from you for a new premium allocation, transfer, dollar cost averaging, or asset rebalancing (as applicable to your Policy) into or out of the Fund after 3:00 p.m. CT on the business day prior to the Liquidation Date, we will delay the entire transaction until after 3:00 p.m. CT on the Liquidation Date, when we will execute such transaction.  Your allocation or transfer will use prices established after the close of the New York Stock Exchange on the business day following the Liquidation Date.

          If you have Policy account value invested in the Fund, you may complete the enclosed transfer form to give the Company instructions to transfer your Policy account value and/or the enclosed allocation change form to change your premium allocation and/or deduction.  You can also call the Company's Administrative Center at the telephone number below.

          Neither our automatic transfer of the liquidated proceeds to the Fidelity VIP Money Market Portfolio, nor your transfer of assets out of the Fund prior to the liquidation or out of the Fidelity VIP Money Market Portfolio within 60 days after the Liquidation Date, will count against the 12 free transfers that you are permitted to make in a Policy Year.

          For a period of time after the liquidation, the Company may provide you with confirmations, statements and other reports that contain the name of this formerly available Fund.

          Should you have any questions, you may contact our Administrative Center at 1-800-340-2765.